UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

February 11, 2011

Date of Report (Date of earliest event reported)

First China Pharmaceutical Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-54076	74-3232809
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Number 504, West Ren Min Road,
Kunming City, Yunnan Province
People’s Republic of China, 650000

(Address of Principal Executive Offices)

852-2138-1668

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5-Corporate Governance and Management

Item 5.02.             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 11, 2011, Aidan Hwuang resigned as a member of the Board of Directors of First China Pharmaceutical Group, Inc. (the “Company”).  The Company agreed to pay Mr. Hwuang US$150,000 pursuant to the terms of that certain Mutual Release and Settlement Agreement, dated February 11, 2011, by and between the Company and Mr. Hwuang, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Section 9-Financial Statements and Exhibits

Item 9.01.             Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit
Number	Description

10.1	Mutual Release and Settlement Agreement, dated February 11, 2011, by and between the Company and Aidan Hwuang

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CHINA PHARMACEUTICAL GROUP, INC.

Dated: February 17, 2011	By:	/s/ Zhen Jiang Wang
Zhen Jiang Wang
Chief Executive Officer